UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2014

M/A-COM Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 656-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 17, 2014 (the “Initial Form 8-K”), M/A-COM Technology Solutions Inc. (“MACOM”), a Delaware corporation and a wholly-owned subsidiary of M/A-COM Technology Solutions Holdings, Inc. (the “Company”), completed the acquisition of BinOptics Corporation (“BinOptics”) on December 15, 2014 pursuant to an Agreement and Plan of Merger, dated November 17, 2014, among MACOM, BinOptics, Borealis Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of MACOM (“Merger Sub”), and Ithaca Stockholders’ Agent, LLC, as stockholders’ agent, pursuant to which Merger Sub merged with and into BinOptics, with BinOptics surviving the merger as a wholly-owned subsidiary of MACOM (the “BinOptics Acquisition”). This Amendment No. 1 to the Initial Form 8-K is being filed to provide the audited financial statements and pro forma financial information required by Item 9.01 of Form 8-K relating to the BinOptics Acquisition. The pro forma financial information for the Company’s fiscal year ended October 3, 2014 attached hereto also gives pro forma effect to the Company’s acquisition of Mindspeed Technologies, Inc. on December 18, 2013 as previously disclosed.

(a)	Financial Statements of Business Acquired.

The audited financial statements of BinOptics as of and for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.1 hereto. The unaudited financial statements of BinOptics as of and for the nine months ended September 30, 2014 and 2013 are filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the fiscal year ended October 3, 2014 and for the three months ended January 2, 2015, and notes related thereto, is filed as Exhibit 99.3 hereto.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Sciarabba Walker & Co., LLP, independent auditors for BinOptics Corporation.

99.1	Audited financial statements of BinOptics as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited financial statements of BinOptics as of and for the nine months ended September 30, 2014 and 2013.

99.3	Unaudited pro forma condensed combined financial information for the fiscal year ended October 3, 2014 and the three months ended January 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: February 2, 2015	By:	/s/ Robert J. McMullan
Robert J. McMullan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Sciarabba Walker & Co., LLP, independent auditors for BinOptics Corporation.

99.1	Audited financial statements of BinOptics as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited financial statements of BinOptics as of and for the nine months ended September 30, 2014 and 2013.

99.3	Unaudited pro forma condensed combined financial information for the fiscal year ended October 3, 2014 and the three months ended January 2, 2015.